TFLIC FREEDOM PREMIERSM VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated August 18, 2010

to the

Prospectus dated May 1, 2004

The following information supplements, amends and replaces the information in the Prospectus regarding the Transamerica Convertible Securities VP:

Effective on or around August 16, 2010, Transamerica Asset Management terminated its investment sub-advisory agreement with Transamerica Investment Management with respect to Transamerica Convertible Securities VP fund and entered into a new investment sub-advisory agreement with AllianceBernstein L.P. In connection with the change in sub-adviser, the Transamerica Convertible Securities VP fund’s investment objective, principal investment strategies and risks and benchmark index, as well as the name, changed. The new name of the fund is Transamerica AllianceBernstein Dynamic Allocation VP.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

TFLIC Freedom PremierSM Variable Annuity dated May 1, 2004